UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                    0-11688                95-3889638
             --------                    -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        Lakepointe Centre I,
    300 E. Mallard, Suite 300
           Boise, Idaho                                           83706
  (Address of principal executive                                 -----
            offices)                                            (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 19, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY POSTS OPERATING INCOME OF $1.4 MILLION IN FIRST QUARTER". The press release, dated April 19, 2005, is attached as Exhibit 99 and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated April 19, 2005, entitled "AMERICAN ECOLOGY POSTS OPERATING INCOME OF $1.4 MILLION IN FIRST QUARTER"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMERICAN ECOLOGY CORPORATION
                                      (Registrant)




Date: April 19, 2005          By:/S/ James R. Baumgardner
                                 ------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer


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
                                       EXHIBIT INDEX


Exhibit     Description
----------  -----------
Exhibit 99  Press Release, dated April 19, 2005, entitled "AMERICAN ECOLOGY POSTS OPERATING
            INCOME OF $1.4 MILLION IN FIRST QUARTER"


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